Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 7 – INCOME TAXES

An analysis of the difference between the expected federal income tax for the years ended December 31, 2018 and 2017, and the effective income tax rate is as follows::

	2018		2017
Taxes calculated at federal rate	$(631,627)	21.0%	$(247,062)	35.0%
State income tax, net of federal benefit	(35,215)	1.2%	(36,800)	5.5%
Change in Valuation Allowance	712,113	-23.7%	283,862	-40.5%
Prior period adjustment	(88,626)	2.9%	—	0.0%
Permenant items	43,355	-1.4%	—	0.0%
Provision (benefit) for taxes	$—	0%	$—	0%

Tax effects of temporary differences at December 31, 2018 and December 31, 2017 are as follows:

	2018	2017
Noncurrent deferred tax assets (liabilities):
Deferred Tax Assets
Accrued compensation	$88,789	$—
Net Operating Loss Carryforwards and Credits	13,933,735	13,310,411
Total Deferred Tax Assets	$14,022,524	$13,310,411

Valuation allowance	(14,022,524)	(13,310,411)
Net deferred tax / (liabilities)	$—	$—

Deferred tax assets and liabilities are computed by applying the federal and state income tax rates in effect to the gross amounts of temporary differences and other tax attributes, such as net operating loss carry-forwards. In assessing if the deferred tax assets will be realized, the company considers whether it is more likely than not that some or all of these deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which these deductible temporary differences reverse. During the year ended December 31, 2018, the deferred tax assets and the valuation allowance increased by $712,000 primarily as a result of current year tax loss.

On December 22, 2017, the Tax Cuts and Jobs Act (“The Act”), was signed into law by President Trump. The Act includes a number of provisions, including the lowering of the U.S. corporate tax rate from 35 percent to 21 percent, effective January 1, 2018 and the establishment of a territorial-style system for taxing foreign-source income of domestic multinational corporations. The company re-measured its deferred tax assets and liabilities as of December 31, 2017, applying the reduced corporate income tax rate and recorded a provisional decrease to the deferred tax assets of $7,701,000, with a corresponding adjustment to the valuation allowance.

As of December 31, 2018 and 2017, we have cumulative federal and Arizona net operating loss carryforwards of approximately $62.1 million and $8.0 million, respectively, which can be used to offset future income subject to taxes. Of the $62.1 million, of Federal net operating loss carryforwards, $59.3 begin to expire in 2020. The remaining balance of $2.8 million is limited in annual usage of 80% of current years taxable income, but do not have an expiration. Arizona net operating loss carryforwards begin to expire in 2032. In addition there are federal net operating loss carryforwards is approximately $27.0 million from USHG related to pre-merger losses. We also have pre-merger federal capital loss carryforwards of approximately $520,000.

As of December 31, 2018, we had cumulative unused research and development tax credits of approximately $239,000 and $340,000, which can be used to reduce future federal and Arizona income taxes, respectively. As of December 31, 2018, we have cumulative unused federal minimum tax credit carryforwards from USHG of approximately $244,000. The federal minimum tax credit carryforwards are not subject to expiration under current federal tax law.

Utilization of our USHG pre-merger net operating loss carryforwards and tax credits is subject to substantial annual limitations due to the ownership change limitations provided by the Internal Revenue Code and similar state provisions. Such an annual limitation could result in the expiration of the net operating loss carryforwards and tax credit carryforwards before utilization.

We have unrecognized tax benefits attributable to losses and minimum tax credit carryforwards that were incurred by USHG prior to the merger in March 2004 as follows:

Balance at December 31, 2016	$9,635,824
Additions related to prior year tax positions	—
Additions related to current year tax positions	—
Reductions related to prior year tax positions and settlements
Balance at December 31, 2017	$9,635,824
Additions related to prior year tax positions	—
Additions related to current year tax positions	—
Reductions related to prior year tax positions and settlements	—
Balance at December 31, 2018	$9,635,824

These benefits are not recognized as a result of uncertainty regarding the utilization of the loss carryforwards and minimum tax credits. If in the future we utilize the attributes and resolve the uncertainty in our favor, the full amount will favorably impact our effective income tax rate.

The company considers the U.S. and Arizona to be major tax jurisdictions. As of December 31, 2018, for federal tax purposes the tax years 2013, 2014, 2015, 2016 and 2017 for Arizona the tax years 2013 through 2018 remain open to examination. The company currently does not expect any material changes to unrecognized tax positions within the next twelve months.

We recognize interest and penalties related to unrecognized tax benefits in income tax expense. As of December 31, 2018 and 2017, we had no accrued interest or penalties related to our unrecognized tax benefits.